Real Estate	12 Months Ended
Dec. 31, 2013
Real Estate [Abstract]
Real Estate
Real Estate
The Company's components of Real estate, net consisted of the following:

	December 31, 2013	December 31, 2012
Land	$2,055,802	$1,915,667
Buildings and improvements:
Building	7,436,072	6,817,378
Building and tenant improvements	373,907	254,844
Other rental property (1)	971,947	906,537
	10,837,728	9,894,426
Accumulated depreciation and amortization	(1,190,170)	(796,296)
Total	$9,647,558	$9,098,130

(1)
At December 31, 2013 and 2012, Other rental property consisted of intangible assets including: (i) $881.9 million and $826.9 million, respectively, of in-place lease value, (ii) $90.0 million and $79.6 million, respectively, of above-market leases, and (iii) $462.5 million and $341.8 million, respectively, of accumulated amortization. These intangible assets are amortized over the term of each related lease.

In addition, at December 31, 2013 and 2012, the Company had intangible liabilities relating to below-market leases of approximately $541.8 million and $473.9 million, respectively, and accumulated amortization of approximately $153.6 million and $97.7 million, respectively. These intangible liabilities, which are included in Accounts payable, accrued expenses and other liabilities in the Company's Consolidated Balance Sheets, are amortized over the term of each related lease including any renewal periods with fixed rentals that are considered to be below market.

Amortization expense associated with the above mentioned intangible assets and liabilities recognized for the years ended December 31, 2013 and 2012 was approximately $93.3 million and $142.4 million, respectively. The estimated net amortization expense associated with the Company's intangible assets and liabilities for the next five years are as follows:

Year ending December 31,	Estimated net amortization expense
2014	$74,553
2015	47,885
2016	23,183
2017	10,543
2018	4,194

On a continuous basis, management assesses whether there are any indicators, including property operating performance and general market conditions, that the value of the Company's assets (including any related amortizable intangible assets or liabilities) may be impaired. To the extent impairment has occurred, the carrying value of the asset would be adjusted to an amount to reflect the estimated fair value of the asset.

During the year ended December 31, 2013, the Company recognized $1.5 million of provision for impairment, excluding provisions for impairment included in Discontinued operations. The Company did not recognize any provisions for impairment for the year ended December 31, 2012, the period from June 28, 2011 to December 31, 2011 and the period from January 1, 2011 to June 27, 2011.

The Company's estimated fair values relating to the above impairment provision assessments were based upon internal analysis as well as proposed sale prices from properties under contract for sale. The Company believes the inputs utilized were reasonable in the context of applicable market conditions; however, due to the significance of the unobservable inputs to the overall fair value measures, including forecasted revenues and expenses based upon market conditions and expectations for growth, the Company determined that such fair value measurements were classified within Level 3 of the fair value hierarchy. The carrying value of impaired real estate was $69.3 million as of December 31, 2013.